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                                                                   EXHIBIT 23.1


            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-58561) of Hines Horticulture, Inc. of our report dated March 14, 2005 relating to the financial statements, which appears in this Form 10-K.




PRICEWATERHOUSECOOPERS LLP

Orange County, California
March 21, 2005